Exhibit 99.1
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AND
CONSOLIDATED STATEMENTS OF OPERATIONS
On May 17, 2005, Innovo Group Inc. and its Innovo Inc. subsidiary (“Innovo”), entered into an asset purchase agreement with Loew-Cornell Inc. (“Buyer”). Pursuant to the asset purchase agreement (“Agreement”), Innovo agreed to sell to Buyer certain assets related to its craft and accessory subsidiary operated by Innovo. The assets sold pursuant to the Agreement included all inventory held for resale by the business as of the closing date, the assigned contracts which consisted of unfulfilled customer purchaser orders, unfulfilled supplier purchase orders on hand, in transit or in progress and other tangible and intangible assets related to producing the products for the business (the “Assets”). Certain assets excluded as part of the Agreement included all assets and liabilities associated with Innovo’s subsidiary, Innovo Hong Kong Inc. which ceased operations, but was reported as part of the discontinued operations for the periods presented in other historical filings. The aggregate purchase price for the Assets was $1,650,000 in cash, subject to adjustment in the event that the inventory did not meet certain inventory thresholds after inspection, and a holdback amount in the amount of $100,000 payable on November 14, 2005. The purchase price was not adjusted after inspection of the inventory and $1,550,000 was paid by the Buyer on May 17, 2005. The additional $100,000 was paid on November 14, 2005.
The unaudited pro forma consolidated balance sheet gives effect to the disposition as if the transaction occurred as of February 26, 2005. The unaudited pro forma condensed consolidated statement of operations for the three months ended February 26, 2005 and the year ended November 27, 2004 and give effect to the disposition as if the disposition had been completed as of November 30, 2003.
The unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of operations were derived by adjusting our historical consolidated financial statements for the assets sold. The unaudited pro forma consolidated balance sheet and consolidated statements of operations are provided for informational purposes only and should not be construed to be indicative of our consolidated financial position or results of operations had the transaction been consummated on the date assumed and do not project our consolidated financial position or results of operations for any future period or date.
The unaudited pro forma consolidated balance sheet and consolidated statement of operations and accompanying notes should be read in conjunction with our historical consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended November 27, 2004 and our Quarterly Report on Form 10-Q for the period ended February 26, 2005.

INNOVO GROUP INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA
CONSOLIDATED BALANCE SHEET
FEBRUARY 26, 2005
(in thousands)

	Three Months Ended	Pro Forma		Pro Forma
	02/26/05	Adjustments		Results
ASSETS
Current assets
Cash and cash equivalents	$5	$1,550	(a)	$1,555
Accounts receivable, net	2,379			2,379
Inventories, net	6,654			6,654
Due from related parties, net	2,685			2,685
Prepaid expenses and other current assets	458	100	(b)	558
Assets of discontinued operations	2,028	(1,061	)(c)	967

Total current assets	14,209	589		14,798
Property and equipment, net	326			326
Goodwill	12,592			12,592
Intangible assets	11,348			11,348
Other assets	90			90

Total assets	$38,565	$589		$39,154

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$4,204			4,204
Due to factor	—			—
Due to related parties	51			51
Convertible notes payable, net of discount	3,730			3,730
Note payable to officer	262			262
Current portion of related party long term debt	673			673
Liabilities of discountiued operations	583	212	(d)	795

Total current liabilities	9,503	212		9,715
Related party long term debt	8,627			8,627
Commitments and Contingencies
Stockholders’ equity
Common stock	3,008			3,008
Additional paid-in capital	72,936			72,936
Accumulated deficit	(52,218)	377	(e)	(51,841)
Promissory note to officer	(703)			(703)
Treasury stock, 77 shares	(2,588)			(2,588)

Total stockholders’ equity	20,435	377		20,812

Total liabilities and stockholders’ equity	$38,565	$589		$39,154

The accompanying notes are an integral part of this unaudited pro forma consolidated balance sheet.

INNOVO GROUP INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF FEBRUARY 26, 2005
PRO FORMA ADJUSTMENTS
(a) Represents the consideration received at closing pursuant to the Agreement in the amount of $1,550,000.
(b) Represents the holdback amount of $100,000 under the Agreement to be paid on November 14, 2005, assuming no subsequent adjustments as permitted under the Agreement. This amount was paid in full on November 14, 2005 and as a result of knowing this information at the time of this filing, it is included herein.
(c) Represents the following assets held by Innovo as a discontinued operation: (1) $1,011,000 of finished goods inventory; (2) $50,000 related to impairment charges for fixed assets of Innovo.
(d) Represents an accrued liability for transaction expenses expected to be incurred as a result of entering into the Agreement.
(e) Represents the resulting gain on the sale of the assets pursuant to the Agreement.

INNOVO GROUP INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
FEBRUARY 26, 2005
(in thousands, except per share data)

	Three Months	Pro Forma		Pro Forma
	02/26/05	Adjustments		Results
Net sales	$23,098			$23,098
Cost of goods sold	18,210			18,210

Gross profit	4,888	—		4,888

Operating expenses
Selling, general and administrative	4,689			4,689
Depreciation and amortization	376			376

	5,065	—		5,065

Operating loss	(177)	—		(177)
Interest expense	(437)			(437)
Other Income (expense)	7			7

Loss from continuing operations, before taxes	(607)	—		(607)
Income taxes	9			9

Loss from continuing operations	$(616)	$—		$(616)
(Loss) income from discontinued operations, net of tax	(202)	140	(a)	(62)

Net loss	$(818)	$140		$(678)

Earnings (loss) per common share — Basic
Loss from continuing operations	$(0.02)			$(0.02)
(Loss)earnings from discontinued operations	(0.01)			(0.00)

Loss per common share — Basic	$(0.03)			$(0.02)

Earnings (loss) per common share — Diluted
Lossfromcontinuingoperations	$(0.02)			$(0.02)
(Loss) earnings from discontinued operations	(0.01)			(0.00)

Loss per common share — Diluted	$(0.03)			$(0.02)

Weighted average shares outstanding
Basic	29,427			29,427
Diluted	29,427			29,427
The accompanying notes are an integral part of this unaudited pro forma consolidated statement of operations.

INNOVO GROUP INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
NOVEMBER 27, 2004
(in thousands, except per share data)

	Year Ended	Pro Forma		Pro Forma
	11/27/04	Adjustments		Results
Net sales	$104,708			$104,708
Cost of goods sold	85,887			85,887

Gross profit	18,821	—		18,821

Operating expenses
Selling, general and administrative	23,050			23,050
Depreciation and amortization	1,535			1,535

	24,585	—		24,585

Operating loss	(5,764)	—		(5,764)
Interest expense	(1,334)			(1,334)
Other Income (expense)	(19)			(19)

Loss from continuing operations, before taxes	(7,117)	—		(7,117)
Income taxes	15			15

Loss from continuing operations	$(7,132)	$—		$(7,132)
(Loss) income from discontinued operations, net of tax	(2,444)	1,462	(a)	(982)

Net loss	$(9,576)	$1,462		$(8,114)

Earnings (loss) per common share — Basic
Loss from continuing operations	$(0.25)			$(0.25)
(Loss) earnings from discontinued operations	(0.09)			(0.03)

Loss per common share — Basic	$(0.34)			$(0.29)

Earnings (loss) per common share — Diluted
Loss from continuing operations	$(0.25)			$(0.25)
(Loss) earnings from discontinued operations	(0.09)			(0.03)

Loss per common share — Diluted	$(0.34)			$(0.29)

Weighted average shares outstanding
Basic	28,195			28,195
Diluted	28,195			28,195
The accompanying notes are an integral part of this unaudited pro forma consolidated statement of operations.

INNOVO GROUP INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED
FEBRUARY 26, 2005
AND YEAR ENDED NOVEMBER 27, 2004
PRO FORMA ADJUSTMENTS
(a) Represents the loss from discontinued operations attributable to Innovo assuming that the assets were sold as of November 30, 2003 and no business activity was conducted over the course of the period presented. The adjusted net loss does not include the gain on sale of the assets as a result of the transaction.